Exhibit 32(ii)

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

                In connect with the quarterly report of Taylor Devices, Inc. (the "Company") on Form 10-Q for the period ended February 28, 2009 to be filed with Securities and Exchange Commission on or about the date hereof (the "Report"), I, Mark V. McDonough, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

                (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

                It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Date: April 13, 2009	By:	/s/ Mark V. McDonough
Mark V. McDonough, Chief Financial Officer